Building a Fully Integrated Biopharmaceutical Company October 2014 Exhibit 99.1

Forward-Looking Statements

This presentation contains forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995. Such
forward-looking statements include those regarding the company’s expectations about: the receipt of upfront, milestone, royalty and other payments under the agreement with AbbVie; the therapeutic and commercial potential of duvelisib; the therapeutic potential of PI3K delta,gamma inhibition; the expected benefits of the collaboration with AbbVie; program goals for 2014, including the timing and type of data to be reported from, as well as progress in, clinical trials of its PI3K program; plans to initiate additional clinical trials in its PI3K program; plans to announce a development strategy for its PI3K delta,gamma inhibitors; and the company’s ability to execute on its plans and strategies.
Such statements are subject to numerous important factors, risks and uncertainties that may cause actual events or results to differ materially from the company’s current expectations. For example, there can be no guarantee that Infinity will report data in the time frames it has estimated, that any product candidate Infinity is developing will successfully complete necessary preclinical and clinical development phases, or that development of any of Infinity’s product candidates will continue. Further, there can be no guarantee that Infinity's strategic collaboration with AbbVie will continue or that any positive developments in Infinity’s product portfolio will result in stock price appreciation.
Management’s expectations and, therefore, any forward-looking statements in this press release could also be affected by risks and uncertainties relating to a number of other factors, including the following: Infinity’s results of clinical trials and preclinical studies, including subsequent analysis of existing data and new data received from ongoing and future studies; a failure of Infinity and/or AbbVie to fully perform under the strategic collaboration and/or an early termination of the collaboration and license agreement; the content and timing of decisions made by the U.S. FDA and other regulatory authorities, investigational review boards at clinical trial sites and publication review bodies;
Infinity’s ability to obtain and maintain requisite regulatory approvals and to enroll patients in its clinical trials; unplanned cash requirements and expenditures; development of agents by Infinity’s competitors for diseases in which Infinity is currently developing or intends to develop its product candidates; and Infinity’s ability to obtain, maintain and enforce patent and other intellectual property protection for any product candidates it is developing. These and other risks which may impact management’s expectations are described in greater detail under the caption “Risk Factors” included in Infinity’s quarterly report on Form 10-Q filed with the Securities and Exchange Commission (SEC) on
August 11, 2014, and other filings filed by Infinity with the SEC. Any forward-looking statements contained in this presentation speak only as of the date hereof, and Infinity expressly disclaims any obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise. Infinity’s website is http://www.infi.com. Infinity regularly uses its website to post information regarding its business, product development programs and governance. Infinity encourages investors to use www.infi.com, particularly the information in the section entitled “Investors/Media,” as a source of information about Infinity. References to www.infi.com in this presentation are not intended to, nor shall they be deemed to, incorporate information on www.infi.com into this presentation by reference.

Generally well tolerated*
Most AEs are low-grade and/or asymptomatic
Consistent with co-morbidities in patients with advanced hematologic malignancies
Clinical trial experience has informed strategies to optimize use of duvelisib
Duvelisib: Potential to Transform the Standard of
Care in Hematologic Malignancies
Highly active in both B-cell and T-cell malignancies
Phase 2 and Phase 3 registration trial under way

Most advanced PI3K- inhibitor in clinical development
*Flinn et al., ASH 2013.

Strategic Partnership with AbbVie for Duvelisib
in Oncology

Partnership Terms:
$275M up-front payment
$530M in potential development and commercial milestones
Up to $405 million for the achievement of milestones
through first commercial sale
Infinity will fund the trials it conducts, up to $667 million, after which costs will be shared equally
Infinity and AbbVie will equally share funding for trials
conducted by AbbVie
50/50 profit share in U.S.
Tiered royalty payments ex-U.S., ranging from
23.5% to 30.5% of net sales
Development
Commercial
Financial

Duvelisib: Potential to Transform the Standard of Care in Hematologic Malignancies 5

Duvelisib: Potential to Transform the Standard of
Care in Hematologic Malignancies
R/R: Relapsed/refractory
IWCLL: International Workshop on Chronic Lymphocytic Leukemia
PTCL: Peripheral T-cell lymphoma
CTCL: Cutaneous T-cell lymphoma
DLBCL: Diffuse large B-cell lymphoma

Highly active in both B-cell and T-cell malignancies

Duvelisib Highly Active in R/R iNHL: 73% ORR
Douglas et al., ASH 2013.
• 73% ORR includes one Waldenström Macroglobulinemia patient with a minor response
(MR) without adenopathy (not shown above)
• Generally well tolerated and AEs transient (    25 mg BID)

Duvelisib Early Evidence of Durable Responses in iNHL R/R iNHL patients, n=15 ( 25 mg BID) Douglas et al., ASH 2013 8 53% (8 of 15 Patients) Progression Free for Over One Year

Duvelisib: Maintaining Patients on Study
Going Forward

Adverse Event
Pneumonitis
ALT/AST
Diarrhea
Infections
Expected Management in Phase 3 Study
Early intervention; drug interruption until resolution;
retreat with same dose
Steroids allowed
Dose interruption until resolution; retreat with same dose
Dose interruption until resolution; retreat
with same dose
Steroids allowed
Drug interruption during active infection and antibiotics as indicated and recommended for immunocompromised
patients; retreat with same dose

DYNAMO™: Phase 2 Study of Duvelisib in
Refractory iNHL Enrolling
Open-label, single-arm monotherapy study under way
Primary endpoint: Objective response rate
Regulatory support for potential accelerated approval
*Includes follicular lymphoma (FL), marginal zone lymphoma (MZL), small lymphocytic lymphoma (SLL)
Clinicaltrials.gov NCT01882803.
~120 iNHL patients*
duvelisib
(25 mg BID)

19%
21%
21%
Goy EHA
2012,
Benson ASCO 2013, Douglas ASH 2013
Relapsed/Refractory iNHL Response Rates
8%
Partial Response Complete Response
Zydelig™ + R
53%
72%
Phase 1
N = 32
Zydelig™
Phase 2
N = 72
54%
46%
duvelisib + R
Phase 3
N = 200
duvelisib
50%
71%
Phase 1
N = 14
Phase 2
N = 75
Rituxan (R)
27%
47%
0
20
40
60
80
100
19%
20%

DYNAMO+R: Planned Phase 3 Study of Duvelisib
in Previously Treated Follicular Lymphoma

Randomized, placebo-controlled combination study
Regulatory support that DYNAMO+R could serve as
~400
Patients
with
Relapsed FL
duvelisib
(25 mg BID)
+ rituximab
rituximab
Clinicaltrials.gov NCT02204982
confirmatory trial for DYNAMO™

Expanding Development of Duvelisib in iNHL

Refractory
Monotherapy
Frontline
Combination
Planned for 2014
Phase 1b/2
duvelisib in combination with
Gazyva™ or Rituxan
®
Relapsed
Combination
Planned for 2014
Registration
Focused

Duvelisib: Potential to Transform the Standard of
Care in Hematologic Malignancies
R/R: Relapsed/refractory
IWCLL: International Workshop on Chronic Lymphocytic Leukemia
PTCL: Peripheral T-cell lymphoma
CTCL: Cutaneous T-cell lymphoma
DLBCL: Diffuse large B-cell lymphoma
Highly active in both B-cell and T-cell malignancies

R/R CLL
• 98% (42/43) achieved a reduction in adenopathy by CT assessment, all doses
• 89% (24/27) nodal response rate ( 50% reduction in adenopathy), 25 mg BID
Treatment-naïve CLL
• Nodal responses in 3/6 patients, including 2 patients with p53 mutation, 25 mg BID
Flinn et al., ASH 2013
Duvelisib Highly Active in R/R CLL: 89% Nodal Responses
at    25 mg BID Based on Objective CT Assessments

Time on Study: R/R CLL Patients at  25 mg BID
Early Patient Experiences Inform Potential to Optimize Future
Patient Management
Flinn et al., ASH 2013
Long-term
progression free
Patients enrolled in 2013,
Progression free, data maturing
Discontinued
All discontinuations
from patients enrolled
before 2013
75% (6/8) patients treated for    1 year remain progression-free on treatment
8 recently enrolled patients (< 6 months) in early follow-up for PFS

AEs Grade 3 in CLL Patients 25 mg BID (All Causality 5%) Hematologic and Infectious AEs More Common in Heavily Pretreated R/R CLL Patients Flinn et al., ASH 2013 17

DUO™: Phase 3 Study of Duvelisib in R/R
CLL Enrolling
• Randomized, monotherapy study
• Primary endpoint: Progression-free survival by
independent review
~300 patients
R
duvelisib
(25 mg BID)
(n = ~150)
ofatumumab (IV)
(n = ~150)
Clinicaltrials.gov NCT02004522

Duvelisib: Potential to Transform the Standard of
Care in Hematologic Malignancies
R/R: Relapsed/refractory
IWCLL: International Workshop on Chronic Lymphocytic Leukemia
PTCL: Peripheral T-cell lymphoma
CTCL: Cutaneous T-cell lymphoma
DLBCL: Diffuse large B-cell lymphoma
• Highly active in both B-cell and T-cell malignancies

Duvelisib Early Evidence of Activity in
T-Cell Lymphomas
• Early evidence of activity in CTCL and PTCL with duvelisib up to 75 mg BID
• Safety profile in line with comorbidities seen in patients with advanced TCL

Progressive disease: CTCL (4 of 15 patients); PTCL (5 of 11 patients)
Horwitz et al., T-cell Lymphoma Forum 2014

Duvelisib Early Evidence of Activity in
Aggressive B-cell NHL
Campbell et al., ASH 2013
Doses up to 75 mg BID (n=14)
• Most frequent Grade 3 AEs: Neutropenia (32%), febrile neutropenia, diarrhea, fatigue, pneumonia, ALT/AST increase, and dyspnea (9% each)

Duvelisib: Potential to Transform the Standard of
Care in Hematologic Malignancies
• Highly active in both B-cell and T-cell malignancies
• Generally well tolerated*
– Most AEs are low-grade and/or asymptomatic
– Consistent with co-morbidities in patients with advanced hematologic malignancies
– Clinical trial experience has informed strategies to optimize use of duvelisib
• Phase 2 and Phase 3 registration trial under way

• Most advanced PI3K- inhibitor in clinical development
*Flinn et al., ASH 2013

23 Duvelisib Translational Research

Malignant B-Cell Growth and Survival Is Also Supported
by T-Cells and Myeloid Cells Via PI3K-Dependent and
PI3K-Independent Mechanisms
JA Burger. Curr Hematol Malig Rep (2012); Stevenson et al. Blood  (2011); Woyach et al Blood (2012);
Kridel et al. J Clin Invest (2012); Herman et al. Blood (2010); Davids and Burger. Open J Hematol.
(2012); Hollengriel et al. Blood (2014); Burger and Kipps. Blood (2006); Zangnai et al.  J. Exp. Med.
(2007); Bangara et al. Blood (2011); Os et al. Cell Reports (2013); Giannoni et al. Haematologica (2014);
M. Seiffert. EHA Meeting June 12, 2014; Schmid et al. Cancer Cell (2011) ;Hoellenriegel et al Blood
(2011); Lannutti et al. Blood (2011);  Burger et al. Blood (2000); Reif et al. J Immunol (2004)

Duvelisib Is a Potent Inhibitor of Proliferation of CLL Cells
Induced by Tumor Microenvironment Cytokines
Percent Inhibition of
pAKT/Ki67 Double Positive CLL Cells
Ki67 is a marker of proliferation

CLL cells stimulated with IL-2, IL10, CD40L
Adams, AACR Special Conference September 2014
duvelisib
*
Highly potent (low nM) PI3K isoform-selective compounds target either
PI3K-   or PI3K-   with >100-fold selectivity over the other PI3K isoforms
PI3K-
PI3K-

One Donor
PI3K-
Adams, AACR Special Conference September 2014
100
50
0
0.01 1 100
10000
Concentration (nM)
Inhibition of CXCL12-induced Migration of CD3+ T-cells in CLL  PBMCs
EC50
694nM
10nM
PI3K-
Role for PI3K- in Migration of CLL Associated
Peripheral T-Cells in Patients

synergistic
antagonistic
Isobologram Analysis: Synergistic Growth Inhibition
in Hematologic Cell Lines
Combination Index
[Drug 2 Fraction]

Adams, AACR Special Conference September 2014
1
0.8
0.6
0.4
0.2
0
0
0.2 0.4 0.6 0.8 1

Duvelisib and Ibrutinib Show Growth Inhibition Synergy
in DLBCL and Follicular Lymphoma Cell Lines
TMD-8
(DLBCL)
WSU-NHL
(FL)
Combination Index
[Ibrutinib] x 0.0077 uM
Combination Index
[Ibrutinib] x 1.0 uM

Adams, AACR Special Conference September 2014
0
.5
1
0 .5 1

Combination Index
Farage DLBCL cell line
Adams, AACR Special Conference September 2014
0 .5 1
PI3K- and PI3K- Inhibition Show Increased Growth
Suppression Compared to Inhibition of Either Isoform Alone
[PI3K- ] x 1.4 uM

30 Duvelisib First-in-Class Opportunity in Inflammatory Diseases

First-in-Class Opportunity in Inflammatory Diseases

• Robust controlled
Phase 2 trial ongoing
• Topline data in 2014
• Exploratory
Phase 2A trial ongoing
• Topline data in 2014
• PI3K- inhibitor
• Determine development
strategy following RA
and asthma data
IPI-443 Rheumatoid Arthritis Asthma

Phase 2a Trial in Mild, Allergic Asthma

ClinicalTrials.gov NCT01653756
•
Double-blind, randomized, placebo-controlled, two-period crossover
•
Designed to evaluate safety and activity as measured by FEV
– Dosing:
•
Cohort 1 (n=14): 1 mg BID for 14 days
•
Cohort 2 (n=18): 5 mg BID for 14 days
•
Cohort 3 (n=18): 25 mg BID for 5 days
14-18 subjects
per cohort
N=50
Duvelisib
Placebo
Duvelisib
Placebo
14 Days (C1,2)
5 Days (C3)
14 Days (C1,2)
5 Days (C3)
Washout Period
R
1

Clinical Improvement in Late-Phase Asthmatic
Response Observed at 25 mg BID (5-day Treatment)

EAR
Mean (±SE) Change in FEV
1
Over Time Post Allergen Challenge
Time (Hours) Post Allergen Challenge
Duvelisib                        Placebo
LAR
Primary Endpoints p-value
0.802
0.052
Secondary Endpoint
0.013 FEV  AUC (area under the curve) over the entire assessment period
FEV  maximum reduction in late-phase asthmatic response (LAR)
FEV  maximum reduction in early-phase asthmatic response  (EAR)
1
1
1

Early Proof-of-Activity in Allergen Challenge Study
• Primary endpoint (FEV
1
) was not met at any of the doses tested
• Clinical improvement in the late-phase asthmatic response at the
25 mg BID dose (p = 0.052)
• Multiple secondary and exploratory endpoints achieved
at 25 mg BID
– FEV
1
AUC (area under the curve) over the assessment period (p = 0.013)
– Methacholine challenge (p = 0.036), a measure of airway hyper-reactivity
– Decreases in key serum mediators of airway inflammation
• Well tolerated with no serious adverse events
• Data support further development of PI3K- , inhibitors in asthma

0.5 mg duvelisib BID +
methotrexate
1 mg duvelisib BID + methotrexate
ASPIRA: Phase 2 Trial in Moderate-to-Severe RA
• Randomized, double-blind, placebo-controlled study evaluating three dose levels of duvelisib
• Designed to evaluate safety, activity and PK
– Primary endpoint: ACR20 at 12 weeks
5 mg duvelisib BID + methotrexate
Placebo + methotrexate
R
Randomize 3:1
N = ~316
ClinicalTrials.gov NCT01851707

IPI-443: Maximizing Value of PI3K- , Franchise
• PI3K portfolio enables the evaluation of relative attributes of
PI3K- inhibition
• Nonclinical studies of IPI-443 to enable Phase 1 development completed

Anticipated 2014 Year-End Pipeline

Duvelisib in Heme Malignancies
iNHL
DYNAMO™
DYNAMO+R
Combo with Gazyva™ or Rituxan
®
(frontline)
CLL
DUO™
Frontline (monotherapy)
Combo with Gazyva (prior BTK use)
Additional
Phase 1 exploration
IPI-443
PI3K Pipeline Development
Duvelisib in Inflammation
Asthma
ASPIRA (RA)
Phase 1 Phase 2 Phase 3 Preclinical
Study expected to begin 2014
*R (rituximab); B (bendamustine)

Anticipated 2014 Milestones

Duvelisib in Hematologic Malignancies
Initiate DYNAMO+R
TM
Initiate Phase 1b/2 trial in front-line iNHL in combination with
Gazyva
TM
or Rituxan
®
Initiate Phase 1b trial in R/R CLL in combination with Gazyva in patients with prior BTK use
Duvelisib in Inflammation
Report topline data from ASPIRA trial in RA
Report topline data from Phase 2a asthma trial
PI3K Pipeline Expansion
Determine the development strategy for IPI-443

Building a Fully Integrated Biopharmaceutical Company www.infi.com

PI3K- and PI3K- Support the Growth and Survival of B-cell and T-cell Malignancies 40

B-Cell Receptor (BCR) Signaling Through the PI3K Pathway 41 Lenz and Staudt. N Engl J Med. 2010;362(15):1417-29; Compagno et al. Nature 2009;459(7247):717-21; Chen et al.Blood 2008; 111: 2230-37.

Duvelisib: Maintaining Patients on Study Going Forward 42

Phase 1 Trial in Healthy Subjects
Study Design

• Objectives: Tolerability, pharmacokinetics (PK) and
pharmacodynamics (PD) following single and repeat doses
• 84 subjects evaluated
Part 1: Single Ascending Dose
• Randomized, double-blind, placebo-controlled
• Doses evaluated: 1, 2, 5, 10, 25 and 30 mg
Part 2: Multiple Ascending Dose (14 days dosing)
• Randomized, double-blind, placebo-controlled
• Doses evaluated: 1, 2 and 5 mg BID; 10 mg QD

IPI-145 Phase 1 Trial in Healthy Subjects
Safety Findings

• IPI-145 well tolerated at doses up to 10 mg daily for 14 days
• No signs or symptoms attributable to treatment (e.g., headache, common cold symptoms, fatigue, dizziness) at any dose level
• No unusual or opportunistic viral or other infections
• No safety related laboratory findings attributable to treatment at any dose level
– No findings in electrocardiograms, hematologic (e.g., hemoglobin, white blood cells, platelets), liver (e.g., transaminases, bilirubin, alkaline phosphatase) or other biochemical parameters (e.g., glucose, creatinine)
Porter et al. ACR 2012.

IPI-145 Demonstrates Dose-Dependent Effect in
Preclinical Model of Collagen Induced Arthritis
n = 4/Normal Controls
n = 8/Treatment Group
Vehicle
0.1 mg/kg IPI-145 (*day 14)
0.5 mg/kg IPI-145 (*day 13-17)
5.0 mg/kg IPI-145 (*day 12-17)
10.0 mg/kg etanercept (*day 12-17)
10.0 mg/kg IPI-145 (*day 12-17)
Normal control (*day 11-17)
*p <
0.05
Palombella. New York Academy of Sciences 2012; Porter et al., ACR 2012.

Duvelisib Prevents Inflammation and Protects
Joint Bone and Cartilage in the Rat CIA Model
*
*
*
*
*
*
*
*
*
*
*
*
*
Scoring components:
Inflammation
Pannus
Cartilage Damage
Bone Resorption
Summed Histopathology Scores
*p< 0.05 compared to vehicle
Duvelisib
Palombella, Keystone 2013.